del Rey Global Investors Funds
del Rey Monarch Fund
SUPPLEMENT DATED APRIL 29, 2011 TO PROSPECTUS

DATED JANUARY 31, 2011
     Effective immediately, the information contained in the prospectus is changed to reflect the following:
     A subscription period for Class A Shares and Institutional Shares of the Fund will end on May 31, 2011, unless extended. It is expected that the Fund will begin operating on June 1, 2011. The public offering price of Class A Shares and Institutional Shares of the Fund during the subscription period is $15.00 per share.